Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
9. Subsequent Events

Exercise of Stock Options

On March 5, 2014, Dr. Tom Spector exercised 150,000 options which were granted to him on November 20, 2012 pursuant to the Company's Amended and Restated Stock Option Plan at an aggregate exercise price of $52,500 or $0.35 per common share. On June 19, 2013 Dr. Spector resigned as Chief Scientific Officer of the Company.

Non-Executive Compensation

On January 24, 2014, the board approved an increase in non-executive compensation from $1,500 per meeting attended to $2,000 per meeting attended for both Chris Rallis and Steven Skolsky. There was no change to the non-cash compensation for Mr. Rallis or Mr. Skolsky.